TIMEFIREVR INC.
7150 E. Camelback Road
Suite 444
Scottsdale, AZ 85251
(602) 617-8888

May 9, 2019

VIA E-MAIL
jread@quadratum1.com
Jonathan Read
7150 E. Camelback Road
Suite 444
Scottsdale, AZ 85251

Re: Redemption of Series A preferred stock

Dear Jonathan,

This letter agreement (the "Agreement") serves as our agreement, by and between TimefireVR Inc., a Nevada Corporation (the "Company") and Jonathan Read, as the holder of 100 shares of Company's Series A Preferred Stock (the "Series A"), to redeem all Series A. You also agree to cancel any rights you have under any stock options or restricted stock units, except for the Restricted Stock Unit Agreement dated May 9, 2019.

If you agree with the terms of this Agreement, please execute a copy in the place indicated below and return it to me by email.

Very truly yours,

By: ______________________________
Gary Smith, Director

AGREED AND ACKNOWLEDGED:

Date: May ___, 2019

____
Jonathan Read, individually

:\10835\RedCat\Drafts\Letter Agreement - Redemption of Series A - 5-9-19.doc/bmm

TIMEFIREVR INC.
7150 E. Camelback Road
Suite 444
Scottsdale, AZ 85251
(602) 617-8888

May 12, 2019

VIA E-MAIL
jread@quadratum1.com
Jonathan Read
7150 E. Camelback Road
Suite 444
Scottsdale, AZ 85251

Re: Redemption of Series A preferred stock

Dear Jonathan,

This letter agreement (the "Agreement") serves as our agreement, by and between TimefireVR Inc., a Nevada Corporation (the "Company") and Jonathan Read, as the holder of 100 shares of Company's Series A Preferred Stock (the "Series A"), to redeem all Series A. You also agree to cancel any rights you have under any stock options or restricted stock units, except for the Restricted Stock Unit Agreement dated May 9, 2019.

If you agree with the terms of this Agreement, please execute a copy in the place indicated below and return it to me by email.

Very truly yours,

By: ______________________________
Gary Smith, Director

AGREED AND ACKNOWLEDGED:

Date: May ___, 2019

____
Jonathan Read, individually

:\10835\RedCat\Drafts\Letter Agreement - Redemption of Series A - 5-9-19.doc/bmm